UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2017

Science Applications International Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35832	46-1932921
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1710 SAIC Drive, McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 676-4300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2017, Science Applications International Corporation (the “Company”) announced that Nazzic S. Keene, the Company’s current Sector President, Global Markets & Missions, has been appointed the Chief Operating Officer of the Company, effective as of June 8, 2017.  In addition to serving as Chief Operating Officer, Ms. Keene will retain her role as the Company’s Sector President, Global Markets & Missions.

Ms. Keene, 56, joined the Company in August 2012 as its Senior Vice President for Corporate Strategy and Planning prior to the Company’s spin-off in 2013.  Ms. Keene was appointed the Company’s Sector President, Global Markets & Missions, in September 2013.  Before joining the Company, Ms. Keene was the senior vice president and general manager for U.S. Enterprise Markets at CGI Group Inc., a global information technology consulting, systems integration, outsourcing, and solutions company listed on the New York Stock Exchange, from 2004 to 2012.

There are no family relationships between Ms. Keene and any other executive officer or director of the Company that require disclosure under Item 401(d) of Regulation S-K. There are no transactions between Ms. Keene or any member of her immediate family and the Company that require disclosure under Item 404(a) of Regulation S-K.

As an executive officer of the Company, Ms. Keene will continue to be entitled to participate in the Company’s executive incentive compensation plan, which includes short-term and long-term performance incentives, as well as the Company’s Deferred Compensation Plan.

Item 7.01. Regulation FD Disclosure.

On June 8, 2017, the Company issued a press release announcing the events discussed in Item 5.02 above, the text of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference. The information contained in this Item 7.01 and Exhibit 99.1 is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into our filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press release, dated June 8, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2017

Science Applications International Corporation

By:	/s/ Steven G. Mahon
Steven G. Mahon
Executive Vice President, General Counsel and Corporate Secretary